UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2020

VIVEVE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11388	04-3153858
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building B, Suite 250 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 696-8100

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	VIVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 22, 2020, the Company reconvened its virtual annual meeting of stockholders at www.virtualshareholdermeeting.com/VIVE2020, which was originally held on June 29, 2020 and then adjourned until July 22, 2020 (the “Annual Meeting”).  The number of shares of common stock entitled to vote at the Annual Meeting was 15,091,577. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 10,021,512. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected. The proposals and the votes cast with respect to them are set forth below:

Proposal 1: Elect one Class III director to hold office until the 2023 annual meeting or until the election and qualification of her successor.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Arlene Morris	3,247,789	322,081	6,451,642

Proposal 2: Ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,861,927	681,391	478,194	0

Proposal 3: Approve, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,974,068	500,938	94,864	6,451,642

Proposal 4: Approve the potential issuance of greater than 19.99% of outstanding common stock upon the exercise of our Series A-2 Warrants and Series B-2 Warrants in the event of a reduction in exercise price of such warrants, in compliance with Nasdaq Stock Market Rule 5635(d).

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,788,092	701,703	80,075	6,451,642

Proposal 5: Approve the potential issuance of greater than 19.99% of outstanding common stock upon (a) conversion of our Series B Preferred Stock held by affiliates of CRG LP (“CRG”) and (b) exercise of our common stock warrants held by CRG, in compliance with Nasdaq Stock Market Rules 5635(b) and 5635(d).

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,791,155	650,527	128,188	6,451,642

Proposal 6: Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of one-for-two (1:2) to one-for-ten (1:10), such ratio to be determined in the sole discretion of the Board of Directors

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,609,320	2,103,211	308,981	0

The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2020	Viveve Medical, Inc.
	By:	/s/ Scott Durbin
Scott Durbin
Chief Executive Officer